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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2003
                                                           -------------


                        National Service Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                                    001-03208
                                    ---------
                            (Commission File Number)


                                   58-0364900
                                   ----------
                        (IRS Employer Identification No.)


      1420 Peachtree Street, N. E., Suite 200, Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (404) 853-1000
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On April 1, 2003, National Service Industries, Inc. (the "Company" or the "Registrant") and NS Acquisition Corp. ("Buyer") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which each outstanding share of the Company's common stock will be converted into the right to receive $10.00 in cash (the "Transaction").

         The Transaction originated with an unsolicited offer to the Company by California Investment Fund, LLC, an affiliate of Buyer. The board of directors of the Company has unanimously approved and adopted the Merger Agreement. SunTrust Robinson Humphrey is serving as financial advisor to the Company.

         The closing of the Transaction is subject to the approval of the Company's stockholders, the receipt of certain financing, and other customary conditions. Commitment letters have been obtained with respect to all necessary financing in connection with the Transaction. The Transaction is expected to close around midyear in calendar year 2003. Prior to the closing of the Transaction, the Company is authorized under the terms of the Merger Agreement to receive and consider any alternative third-party proposals with respect to the acquisition of the Company.

         The foregoing summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                         DESCRIPTION
         -----------                         ------------

         2.1 Agreement and Plan of Merger, dated as of April 1, 2003, by and between NS Acquisition Corp. and the Registrant
                       (1)

         99.1          Press Release, issued by the Registrant on April 2, 2003

(1) Schedules and similar attachments to this exhibit have not been filed. These materials include the Registrant's disclosure letter. The Registrant agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange Commission upon request.

Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.*

         The following information and the exhibit relating thereto are furnished pursuant to Item 12 of this Current Report on Form 8-K. On April 2, 2003, the Registrant issued a press release announcing the Transaction and the financial results of the second fiscal quarter ended February 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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* The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                       ***

         Certain information contained in this report constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain and involve risks. Statements that are not historical facts, including statements about management's estimates, beliefs and expectations, are forward-looking statements. These statements include, among others, statements regarding the expected timing of the closing of the Transaction. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on management's beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to the forward-looking statements include, among others, the timely satisfaction of the conditions set forth in the Merger Agreement, including the receipt of all necessary financing to complete the Transaction. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, delays in the receipt of necessary financing and third party and governmental consents to complete the Transaction. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

                                       ***


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 2, 2003


                                         NATIONAL SERVICE INDUSTRIES, INC.



                                         By:      /s/ Carol Ellis Morgan

                                            -----------------------------------
                                                  Carol Ellis Morgan
                                                  Senior Vice President, General
                                                  Counsel, and Secretary